ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

SEMI-ANNUAL REPORT
MAY 31, 1998

ALLIANCE CAPITAL




                                                        ALLIANCE NORTH AMERICAN
LETTER TO SHAREHOLDERS                                  GOVERNMENT INCOME TRUST
_______________________________________________________________________________

July 27, 1998

Dear Shareholder:

We are pleased to report to you on our strategy, performance and outlook for the Alliance North American Government Income Trust, for the semi-annual reporting period ended May 31, 1998. The Fund is designed for investors who seek high current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, Mexico and Argentina.

INVESTMENT RESULTS
The following table shows how your Fund performed over the past six and 12-month periods ended May 31, 1998. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of the overall bond market, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures the performance of bonds in the 1-10 year maturity range.

The Fund's Class A shares outperformed both the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate-Term Government Bond Index on both a six and 12- month basis. Your Fund's holdings in Argentina and Mexico posted positive returns for the period, however, they underperformed the respective indices for the Fund. Your Fund's holdings in U.S. and Canadian Treasuries outperformed the index due to the longer duration strategy we employed. Longer-term Treasuries outperformed shorter-term Treasuries as yields declined, particularly at the longer end of the maturity spectrum. As a net result, we are pleased to report that the Fund's Class A shares modestly outperformed the respective indices since our last report to you (November 30, 1997).


INVESTMENT RESULTS*
Periods Ended May 31, 1998
                                             TOTAL RETURNS
                                       6 MONTHS         12 MONTHS
                                      ----------        ---------
ALLIANCE NORTH AMERICAN
GOVERNMENT INCOME TRUST
   Class A                               4.20%            11.03%
   Class B                               3.88%            10.23%
   Class C                               3.88%            10.23%

LEHMAN BROTHERS AGGREGATE BOND
   INDEX                                 4.09%            10.91%

LEHMAN BROTHERS INTERMEDIATE-TERM
   GOVERNMENT BOND
   INDEX                                 3.53%             8.58%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE LEHMAN BROTHERS (LB) AGGREGATE BOND INDEX IS COMPOSED OF THE MORTGAGE-BACKED SECURITIES INDEX, THE ASSET-BACKED SECURITIES INDEX AND THE GOVERNMENT/CORPORATE BOND INDEX. THE LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT BOND INDEX MEASURES PERFORMANCE OF BONDS IN THE 1-10 YEAR MATURITY RANGE. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


MARKET OVERVIEW
Over the six-month period ended May 31, 1998, the U.S. economy continued its healthy expansion coupled with low inflation, in spite of economic turmoil in East Asia. Fueled by strong domestic demand, first quarter Gross Domestic Product (GDP), a standard measure of economic growth, expanded 5.4%, a significant increase from the fourth quarter of 1997. In addition, the Consumer Price Index (CPI), a measure of inflation, recorded a 1.7% increase year-over-year for the period ended May 31, 1998, despite the tightest labor market in 28 years. In May, the unemployment rate rose slightly to 4.5%, after attaining record lows during the period. Helped by strong economic fundamentals and uncertainty overseas, the U.S. dollar continued to strengthen against the major currencies.


1



                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

Through the six-month period ended May 31, 1998, the U.S. bond market continued to climb as investors, concerned about events in the emerging markets, sought the safety of U.S. Treasuries. The U.S. Treasury market posted respectable returns with longer-term Treasuries outperforming shorter-term Treasuries. When overseas markets stabilized at the beginning of the calendar year, following volatility in the fourth quarter of 1997, investors' focus shifted to short-term expectations regarding U.S. monetary policy. The U.S. Treasury market became range-bound, trading within a 30 basis point band. In May, renewed volatility overseas once again caused a rally in the Treasury market and pushed bond yields lower. Over the period, the yield curve flattened as Treasury yields fell across the maturity spectrum with longer-term maturities falling most. The 10-year Treasury yield dropped 30 basis points to 5.55%, while the 30-year Treasury yield declined 24 basis points to 5.80%. Citing low inflation and slowing demand from Asia, the Federal Reserve left interest rates unchanged.

Emerging market debt prices improved substantially during the first quarter of 1998 from the low levels reached late in 1997 due to Asian turmoil. As Korea's situation became better defined and their short-term debt was successfully rolled over, investors moved back into the sector, reducing the risk premium back to Spring 1997 levels. However, renewed volatility in May caused by investor concern over Asia, fiscal problems in Russia, and a weakening yen resulted in a retreat in the emerging markets.

Over the six-month period ended May 31, 1998, local currency assets in Mexico and Argentina were affected by the general selloff in the emerging markets. Argentina weathered the ill effects of Asia better than other developing countries. Argentina is less exposed to a slowdown in global growth as exports account for just 10% of its gross domestic product. Furthermore, Argentina proved its resolve to maintain its "convertibility law" which pegs the peso 1-to-1 with the dollar in the aftermath of the 1994 Mexican crisis. The strong policy responses and discipline Argentina has demonstrated during past externally induced economic turmoil are impressive, and gives Argentina added credibility in the current environment of volatility. The Argentine peso has not devalued, and we do not expect any change in current economic policies.

The Mexican peso, however, has depreciated approximately 12.3% since September 1997, but the policy response from Mexico toward the Asian crisis has also been impressive. Monetary policy has maintained a high degree of credibility, and fiscal policy has been continually adjusted to counteract the impact of Asia and declining oil prices. The strong monetary and tight fiscal policies enacted by Mexico were difficult to undertake, but Mexico appears committed to avoiding the mistakes it made in the past.

INVESTMENT STRATEGY
Over the period, we maintained the portfolio's country weightings essentially stable. Longer-duration securities were held in anticipation of longer-term interest rates trending downward, thus seeking to minimize investment-rate risk. We project that the geographic and duration characteristics of the Fund's portfolio are likely to change relatively little during the next several months.

OUTLOOK
The markets in which the Fund invests will remain influenced by events overseas. Most critical will be Japan's response to their financial and economic problems which are jeapordizing the prospects for stability and recovery in the rest of Asia. Any further deterioration will place added pressure on world growth and impact global markets.

We anticipate global growth will be slower, and inflation pressures will continue to be benign as Asia exports cheaper goods to the world and imports less from abroad. With inflation subdued, we expect monetary policy in the U.S. to remain substantially unchanged for most of 1998. Growth is expected to continue to slow from its torrid pace during the first quarter 1998, to a more moderate pace with continued strong domestic demand but weakening industrial production. U.S. interest rates will remain low as the U.S. fixed-income markets continue to provide a safe haven for investors.


2


                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

European growth is expected to increase over 1997 levels in most countries, reaching 2.5% to 3.0%, despite the drag on growth resulting from Asian weakness. In Japan, policy inaction and the economic consequences of Asia's slowdown are damaging investor confidence and further weakening Japan's growth prospects. Japan's GDP is expected to be negative in 1998. There are concerns that a deflationary cycle could take hold in Japan as investors continue to focus on the effect of the latest stimulus package on consumers and the need for structural reforms to encourage efficient capital flows.

Emerging market debt price volatility remains quite high, as renewed turmoil in Asia, fiscal and structural problems in Russia and an overall weakness in Japan have heightened investor concern about all higher yielding asset classes. We remain positive in our view on Mexico and Argentina as economic policy in each country remains quite strong and their long-term trend toward improving credit fundamentals remains intact. We currently see no relative value in the Canadian market as spreads have tightened considerably.

Thank you for your continued interest in the Alliance North American Government Income Trust. We look forward to reporting to you on market activity and your Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



                                                        ALLIANCE NORTH AMERICAN
INVESTMENT OBJECTIVE AND POLICIES                       GOVERNMENT INCOME TRUST
_______________________________________________________________________________

Alliance North American Government Income Trust is an open-end, non-diversified investment company with an investment objective of seeking the highest level of current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico. The Trust's investment policies provide that the Trust expects to maintain at least 25% of its assets in U.S.-dollar-denominated securities and may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 1998

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      11.03%          6.36%
Five Years                     8.17%          7.24%
Since Inception*               8.74%          7.99%
SEC Yield**                    9.15%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      10.23%          7.26%
Five Years                     7.24%          7.24%
Since Inception*               7.88%(a)       7.88%(a)
SEC Yield**                    8.82%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      10.23%          9.24%
Five Years                     7.24%          7.24%
Since Inception*               7.21%          7.21%
SEC yield**                    8.83%


SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 1998)

                             CLASS A        CLASS B        CLASS C
                             -------        -------        -------
1 Year                        11.76%         12.80%         14.80%
5 Years                        7.55%          7.57%          n/a
Since Inception*               8.27%          8.14%          7.56%


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


(a)  Reflects conversion to Class A shares after six years.
*    Inception: 3/27/92 Class A and Class B; 5/3/93 Class C.
**   SEC yields are for the 30 days ended May 31, 1998.
n/a: not applicable.


4



PORTFOLIO OF INVESTMENTS                                ALLIANCE NORTH AMERICAN
MAY 31, 1998 (UNAUDITED)                                GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
ARGENTINA-26.9%
GOVERNMENT OBLIGATIONS-26.9%
Republic of Argentinan Pensioner-Bocon
  Pre III FRN
  3.58%, 9/01/02 (a)                      ARS   212,093     $174,921,120
  Supplier-Bocon
  Pro 1 FRN
  3.11%, 4/01/07                                672,843      475,519,535
Total Argentinian Securities
  (cost $616,648,804)                                        650,440,655

CANADA-13.4%
GOVERNMENT/AGENCY OBLIGATIONS-13.4%
Government of Canada
  8.00%, 6/01/27                          CA$    64,500       59,522,458
Province of British Columbia
  7.88%, 11/30/23                                36,000       30,610,438
  8.00%, 9/08/23                                 24,600       21,524,894
  9.00%, 8/23/24                                 25,000       24,225,371
Province of Manitoba
  7.75%, 12/22/25                                60,200       51,827,815
Province of Ontario
  7.75%, 12/08/03                                20,000       15,248,945
Province of Quebec
  9.375%, 1/16/23                                53,600       52,251,862
Province of Saskatchewan
  9.60%, 2/04/22                                 24,600       24,876,025
Quebec Hydro Zero Coupon,
  8/15/20 (b)                                   250,000       44,077,480
Total Canadian Securities
  (cost $268,568,475)                                        324,165,288

MEXICO-28.5%
GOVERNMENT/AGENCY OBLIGATIONS-28.5%
Bankers Acceptances Nacional
  Financiera S.N.C. (c)
  15.00%, 8/13/98                         MXP    80,180       $8,702,732
  16.50%, 12/26/03                              414,125       11,581,607
  16.95%, 12/24/03                               81,401        2,278,154
  17.50%, 12/11/03                               55,253        1,553,820
Mexican Treasury Bills (c)
  16.561%, 12/17/98                             187,490       19,031,823
  16.763%, 5/06/99                              437,575       41,067,648
  16.925%, 4/08/99                              150,000       14,273,562
  17.312%, 3/11/99                            1,283,235      124,364,785
  17.525%, 2/11/99                            1,178,760      115,910,760
  17.913%, 1/14/99                              314,635       31,492,036
  19.99%, 7/02/98                               623,236       69,448,708
  20.05%, 9/24/98                               665,954       70,696,763
  20.19%, 7/30/98                               337,714       37,057,718
  21.38%, 8/27/98                               358,446       38,743,210
  21.38%, 10/22/98                              195,075       20,399,131
  22.85%, 6/04/98                               717,412       81,122,854
Total Mexican Securities
  (cost $830,559,491)                                        687,725,311

UNITED STATES-46.6%
GOVERNMENT OBLIGATIONS-46.6%
U.S. Treasury Bonds
  6.75%, 8/15/26                          US$    55,000       61,445,285
  11.75%, 11/15/14                               64,000       95,619,968
  12.375%, 5/15/04                               41,200       55,079,250
  12.50%, 8/15/14                                69,000      106,777,500
  13.75%, 8/15/04                                60,000       85,218,720
  14.00%, 11/15/11                               31,900       49,355,265
U.S. Treasury Notes
  5.625%, 5/15/08                                20,000       20,106,240
  6.125%, 8/31/98                                18,500       18,540,460
  6.125%, 11/15/27                              178,000      186,010,000
  6.25%, 10/31/01                                60,000       61,237,500
  6.25%, 2/15/07                                 86,800       90,272,000
  6.75%, 4/30/00                                 21,100       21,554,958
  7.00%, 7/15/06                                122,900      133,384,845


5



                                                        ALLIANCE NORTH AMERICAN
PORTFOLIO OF INVESTMENTS (CONTINUED)                    GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. Treasury Strips
  Zero Coupon, 5/15/14                   US$     13,400   $    5,266,696
  Zero Coupon, 2/15/19                          250,000       73,647,750
  Zero Coupon, 5/15/20                          224,000       61,178,880
Total United States Securities
  (cost $1,110,149,362)                                    1,124,695,317

TOTAL INVESTMENTS-115.4%
  (cost $2,825,926,132)                                   $2,787,026,571
Other assets less liabilities-(15.4)%                       (372,287,147)

NET ASSETS-100%                                           $2,414,739,424


(a) Interest is compounded monthly and capitalized until October 1, 1998, after which the security holder will receive monthly paydowns of principal and interest until maturity.

(b)  Private Placement, valued at fair value. (see Note A.)

(c)  Interest rate represents annualized yield to maturity at purchase date.

     Glossary:
     FRN - Floating Rate Note.

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES                     ALLIANCE NORTH AMERICAN
MAY 31, 1998 (UNAUDITED)                                GOVERNMENT INCOME TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value
    (cost $2,825,926,132)                                       $2,787,026,571
  Interest receivable                                               22,560,561
  Receivable for capital stock sold                                  8,089,775
  Receivable for investment securities sold                          6,408,457
  Other assets                                                         113,942
  Total assets                                                   2,824,199,306

LIABILITIES
  Due to custodian                                                   2,481,306
  Loan payable                                                     250,000,000
  Payable for investment securities purchased                      139,392,205
  Dividend payable                                                   8,417,187
  Payable for capital stock redeemed                                 4,941,061
  Advisory fee payable                                               1,483,784
  Distribution fee payable                                             314,432
  Loan interest payable                                                253,333
  Accrued expenses                                                   2,176,574
  Total liabilities                                                409,459,882

NET ASSETS                                                      $2,414,739,424

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      306,525
  Additional paid-in capital                                     2,688,098,405
  Distributions in excess of net investment income                 (20,852,309)
  Accumulated net realized loss on investments and
    foreign currency transactions                                 (214,137,305)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (38,675,892)
                                                                $2,414,739,424

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($719,953,748/
    91,470,084 shares of capital stock issued and outstanding)           $7.87
  Sales charge--4.25% of public offering price                            0.35
  Maximum offering price                                                 $8.22

  CLASS B SHARES
  Net asset value and offering price per share ($1,401,892,175/
    177,889,194 shares of capital stock issued and outstanding)          $7.88

  CLASS C SHARES
  Net asset value and offering price per share ($292,893,501/
    37,165,356 shares of capital stock issued and outstanding)           $7.88


See notes to financial statements.


7



STATEMENT OF OPERATIONS                                 ALLIANCE NORTH AMERICAN
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest (net of foreign taxes withheld of $130,061)            $149,067,218

EXPENSES
  Advisory fee                                       $ 8,288,120
  Distribution fee - Class A                             912,951
  Distribution fee - Class B                           7,011,149
  Distribution fee - Class C                           1,450,059
  Custodian                                            1,677,497
  Transfer agency                                      1,306,534
  Printing                                               153,525
  Taxes                                                   77,920
  Administrative                                          76,230
  Audit and legal                                         52,162
  Registration                                            44,186
  Directors' fees                                         11,407
  Miscellaneous                                           18,079
  Total expenses before interest                      21,079,819
  Interest expense                                     7,912,723
  Total expenses                                                    28,992,542
  Net investment income                                            120,074,676

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      36,709,095
  Net realized loss on foreign currency transactions               (16,259,967)
  Net change in unrealized appreciation of:
    Investments                                                    (55,241,137)
    Foreign currency denominated assets and liabilities                160,129
  Net loss on investments                                          (34,631,880)

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 85,442,796


See notes to financial statements.


8



                                                        ALLIANCE NORTH AMERICAN
STATEMENT OF CHANGES IN NET ASSETS                      GOVERNMENT INCOME TRUST
_______________________________________________________________________________

                                              SIX MONTHS ENDED     YEAR ENDED
                                                MAY 31, 1998      NOVEMBER 30,
                                                 (UNAUDITED)          1997
                                               ---------------  ---------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                        $  120,074,676   $  253,796,693
  Net realized gain on investments and
    foreign currency transactions                  20,449,128       46,788,566
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities   (55,081,008)     (64,771,290)
  Net increase in net assets from operations       85,442,796      235,813,969

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (36,795,420)     (53,153,774)
    Class B                                       (78,768,243)    (151,811,556)
    Class C                                       (16,297,674)     (29,704,053)

CAPITAL STOCK TRANSACTIONS
  Net increase                                    287,518,384      206,316,343
  Total increase                                  241,099,843      207,460,929

NET ASSETS
  Beginning of year                             2,173,639,581    1,966,178,652
  End of period                                $2,414,739,424   $2,173,639,581


See notes to financial statements.


9



STATEMENT OF CASH FLOWS                                 ALLIANCE NORTH AMERICAN
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                             $   57,408,048
  Interest paid                                    (10,674,519)
  Operating expenses paid                          (21,017,917)
  Net increase in cash from operating
    activities                                                   $  25,715,612

INVESTING ACTIVITIES:
  Purchases of short-term portfolio
    investments, net                               (98,441,979)
  Purchases of long-term portfolio investments  (1,491,144,761)
  Proceeds from disposition of long-term
    portfolio investments                        1,403,760,371
  Net decrease in cash from investing
    activities                                                    (185,826,369)

FINANCING ACTIVITIES*:
  Subscriptions of capital stock, net              246,940,981
  Cash dividends paid                              (89,558,366)
  Net increase in cash from financing activities                   157,382,615
  Effect of exchange rate on cash                                      203,024
  Net decrease in cash                                              (2,525,118)
  Cash at beginning of year                                             43,812
  Cash at end of period                                          $  (2,481,306)

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
  Net increase in net assets from operations                     $  85,442,796

ADJUSTMENTS:
  Decrease in interest receivable               $    1,876,186
  Net realized gain on investment transactions     (36,709,095)
  Net change in unrealized appreciation             55,081,008
  Accretion of bond discount                       (93,535,356)
  Decrease in accrued expenses and other
    liabilities                                     (2,699,894)
  Net realized loss on foreign currency
    transactions                                    16,259,967
                                                                   (59,727,184)
  Net increase in cash from operating activities                 $  25,715,612


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS                           ALLIANCE NORTH AMERICAN
MAY 31, 1998 (UNAUDITED)                                GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance North American Government Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign securities and forward exchange currency contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


11



                                                        ALLIANCE NORTH AMERICAN
NOTES TO FINANCIAL STATEMENTS (CONTINUED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $76,230 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $807,276 for the six months ended May 31, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $136,047 from the sale of Class A shares and $18,773, $745,026 and $99,558 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 1998.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $36,928,665 and $4,379,114 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


12



                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $80,590,538 and $36,410,296, respectively, for the six months ended May 31, 1998. There were purchases of $1,301,989,913 and sales of $1,368,124,724 of U.S. government and government agency obligations for the six months ended May 31, 1998.

At May 31, 1998, the cost of investments for federal income tax purposes was $2,837,995,583. Accordingly, gross unrealized appreciation of investments was $108,991,755 and gross unrealized depreciation of investments was $159,960,767 resulting in net unrealized depreciation of $50,969,012 excluding foreign currency transactions. At November 30, 1997, the Fund had a capital loss carryforward totaling $187,492,968, of which $13,614,389 expires in the year 2002, $134,381,470 expires in the year 2003, and $39,497,109 expires in the year 2004.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure of the Fund in that particular currency contract.

At May 31, 1998, the Fund had no outstanding forward exchange currency contracts.

NOTE E: BANK BORROWING
The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 25, 1996. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the six months ended May 31, 1998 was $250,000,000 with a related weighted average interest rate at period end of 6.08% and a weighted average annualized interest rate of 6.13%. The $250,000,000 balance will mature on June 9, 1998. Interest payments on current borrowings are based on the Eurodollar margin plus the applicable Eurodollar rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.


13



                                                        ALLIANCE NORTH AMERICAN
NOTES TO FINANCIAL STATEMENTS (CONTINUED)               GOVERNMENT INCOME TRUST
_______________________________________________________________________________

NOTE F: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                             SHARES                         AMOUNT
                               ------------------------------- -------------------------------
                               SIX MONTHS ENDED    YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED
                                  MAY 31, 1998    NOVEMBER 30,   MAY 31, 1998    NOVEMBER 30,
                                   (UNAUDITED)        1997        (UNAUDITED)        1997
                                --------------  --------------  --------------  --------------
CLASS A
Shares sold                        31,074,548      17,871,465   $ 251,047,737   $ 144,058,872
Shares issued in
  reinvestment of dividends         1,645,987       2,269,271      13,238,800      18,311,581
Shares converted from Class B       2,090,485       8,014,844      16,801,640      64,154,628
Shares redeemed                    (7,124,908)    (12,556,597)    (57,363,710)   (100,703,640)
Net increase                       27,686,112      15,598,983   $ 223,724,467   $ 125,821,441

CLASS B
Shares sold                        22,497,242      43,619,890   $ 181,365,910   $ 351,851,243
Shares issued in
  reinvestment of dividends         2,770,707       5,419,148      22,309,326      43,709,426
Shares converted to Class A        (2,090,485)     (8,014,844)    (16,801,640)    (64,154,628)
Shares redeemed                   (17,085,880)    (35,310,274)   (137,864,125)   (283,575,964)
Net increase                        6,091,584       5,713,920   $  49,009,471   $  47,830,077

CLASS C
Shares sold                         6,052,155      11,671,925   $  48,763,917   $  94,074,275
Shares issued in
  reinvestment of dividends           648,481       1,158,939       5,221,469       9,352,065
Shares redeemed                    (4,867,398)     (8,808,490)    (39,200,940)    (70,761,515)
Net increase                        1,833,238       4,022,374   $  14,784,446   $  32,664,825


NOTE G: LITIGATION
On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint"), styled IN RE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION, was filed in the U.S. District Court for the Southern District of New York against the Fund, the Adviser, Alliance Capital Management Corporation ("ACMC"), Alliance Fund Distributors, Inc. ("AFD"), The Equitable Companies Incorporated ("The Equitable"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994.

On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.


14



                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also alleged that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file an amended complaint and ordered that the case be dismissed ("Second Decision"). On October 29, 1997, the United States Court of Appeals for the Second Circuit dismissed plaintiffs' appeal of the Second Decision as premature on the grounds that the District Court failed to enter the final judgment in respect of the Second Decision. The Court of Appeals remanded the case back to the District Court with instructions to enter a final judgment in respect of the Second Decision. On November 10, 1997, the District Court entered such a judgment, and on November 17, 1997, plaintiffs filed a notice of appeal from that judgment. The parties have filed submissions with the Court of Appeals, the appeal has been argued, and the parties are now awaiting a decision.

The Fund and the Adviser believe that the allegations in the complaint and the amended complaint are without merit and intend to defend vigorously against these claims.

NOTE H: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include revaluation of currencies and the possibility of future adverse political and economic developments. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


15



                                                        ALLIANCE NORTH AMERICAN
FINANCIAL HIGHLIGHTS                                    GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS A
                                            ---------------------------------------------------------------------------
                                             SIX MONTHS
                                                 ENDED                       YEAR ENDED NOVEMBER 30,
                                             MAY 31,1998  -------------------------------------------------------------
                                             (UNAUDITED)      1997         1996         1995         1994        1993
                                            ------------  -----------  -----------  -----------  ----------  ----------
Net asset value, beginning of year            $ 8.02        $ 8.01       $ 6.75       $ 8.13       $10.35       $ 9.70

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .44(a)       1.03(a)      1.09(a)      1.18(a)      1.02         1.09
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.11)         (.05)        1.14        (1.59)       (2.12)         .66
Net increase (decrease) in net asset
  value from operations                          .33           .98         2.23         (.41)       (1.10)        1.75

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.48)         (.97)        (.75)          -0-        (.91)       (1.09)
Tax return of capital                             -0-           -0-        (.22)        (.97)        (.21)          -0-
Distributions from net realized gains             -0-           -0-          -0-          -0-          -0-        (.01)
Total dividends and distributions               (.48)         (.97)        (.97)        (.97)       (1.12)       (1.10)
Net asset value, end of period                $ 7.87        $ 8.02       $ 8.01       $ 6.75       $ 8.13       $10.35

TOTAL RETURN
Total investment return based on net
  asset value (b)                               4.20%        12.85%       35.22%       (3.59)%     (11.32)%      18.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $719,954      $511,749     $385,784     $252,608     $303,538     $268,233
Ratio of expenses to average net assets         1.99%(c)      2.15%        2.34%        2.62%        1.70%        1.61%
Ratio of expenses to average net assets
  excluding interest expense (d)                1.31%(c)      1.38%        1.41%        1.51%        1.37%        1.33%
Ratio of net investment income to
  average net assets                           10.93%(c)     12.78%       14.82%       18.09%       11.22%       10.77%
Portfolio turnover rate                          128%          118%         166%         180%         131%         254%


See footnote summary on page 18.


16



                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CLASS B
                                            -------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED                            YEAR ENDED NOVEMBER 30,
                                             MAY 31,1998  -----------------------------------------------------------------------
                                             (UNAUDITED)      1997         1996         1995         1994        1993
                                            ------------  -------------  -------------  -------------  ------------  ------------
Net asset value, beginning of year            $ 8.02          $ 8.01         $ 6.75         $ 8.13         $10.35         $ 9.70

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .41(a)          .98(a)        1.04(a)        1.13(a)         .96           1.01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.10)           (.07)          1.12          (1.61)         (2.13)           .67
Net increase (decrease) in net asset
  value from operations                          .31             .91           2.16           (.48)         (1.17)          1.68

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)           (.90)          (.69)            -0-          (.84)         (1.02)
Tax return of capital                             -0-             -0-          (.21)          (.90)          (.21)            -0-
Distributions from net realized gains             -0-             -0-            -0-            -0-            -0-          (.01)
Total dividends and distributions               (.45)           (.90)          (.90)          (.90)         (1.05)         (1.03)
Net asset value, end of period                $ 7.88          $ 8.02         $ 8.01         $ 6.75         $ 8.13         $10.35

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.88%          11.88%         33.96%         (4.63)%       (11.89)%        18.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)   $1,401,892      $1,378,407     $1,329,719     $1,123,074     $1,639,602     $1,313,591
Ratio of expenses to average net assets         2.71%(c)        2.86%          3.05%          3.33%          2.41%          2.31%
Ratio of expenses to average net assets
  excluding interest expense (d)                2.02%(c)        2.09%          2.12%          2.22%          2.07%          2.04%
Ratio of net investment income to
  average net assets                           10.26%(c)       12.15%         14.20%         17.31%         10.53%         10.01%
Portfolio turnover rate                          128%            118%           166%           180%           131%           254%


See footnote summary on page 18.


17



                                                        ALLIANCE NORTH AMERICAN
FINANCIAL HIGHLIGHTS (CONTINUED)                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 CLASS C
                                            ------------------------------------------------------------------------------
                                             SIX MONTHS                                                      MAY 3,1993(E)
                                                ENDED                     YEAR ENDED NOVEMBER 30,                  TO
                                            MAY 31, 1998  --------------------------------------------------  NOVEMBER 30,
                                             (UNAUDITED)      1997         1996         1995         1994         1993
                                            ------------  -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period          $ 8.02        $ 8.01       $ 6.75       $ 8.13       $10.34       $10.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .41(a)        .98(a)      1.05(a)      1.13(a)       .96          .58
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transaction                                   (.10)         (.07)        1.11        (1.61)       (2.12)         .30
Net increase (decrease) in net asset
  value from operations                          .31           .91         2.16         (.48)       (1.16)         .88

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)         (.90)        (.69)          -0-        (.84)        (.58)
Tax return of capital                             -0-           -0-        (.21)        (.90)        (.21)          -0-
Total dividends and distributions               (.45)         (.90)        (.90)        (.90)       (1.05)        (.58)
Net asset value, end of period                $ 7.88        $ 8.02       $ 8.01       $ 6.75       $ 8.13       $10.34

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.88%        11.88%       33.96%       (4.63)%     (11.89)%       9.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $292,894      $283,483     $250,676     $219,009     $369,714     $310,230
Ratio of expenses to average net assets         2.70%(c)      2.85%        3.04%        3.33%        2.39%        2.21%(e)
Ratio of expenses to average net assets
  excluding interest expense (d)                2.01%(c)      2.08%        2.12%        2.21%        2.06%        2.04%(e)
Ratio of net investment income to
  average net assets                           10.27%(c)     12.14%       14.22%       17.32%       10.46%        9.74%(e)
Portfolio turnover rate                          128%          118%         166%         180%         131%         254%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d)  Net of interest expense of .68%, .77%, .93%, 1.11%, .33% and .28%
respectively, since inception on loan agreement (see Note E).

(e)  Commencement of distribution.


18



                                                        ALLIANCE NORTH AMERICAN
                                                        GOVERNMENT INCOME TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

NAGSR